                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 31, 2005


                             1st State Bancorp, Inc.
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)


        Virginia                      0-25859               56-2130744
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(State or Other Jurisdiction        (Commission           (I.R.S. Employer
      of Incorporation)             File Number)          Identification No.)



445 S. Main Street, Burlington, North Carolina                 27215
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(Address of Principal Executive Offices)                     (Zip Code)


       Registrant's telephone number, including area code: (336) 227-8861


                                 Not Applicable
     -----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]    Written communications pursuant to Rule 425 under the
        Securities Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
        Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
        Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02      RESULTS OF OPERATIONS AND FINANCIAL CONDITION
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         On January 31, 2005, 1st State Bancorp, Inc. announced its unaudited financial results for the quarter ended December 31, 2004. For more information, reference is made to the Company's press release dated January 31, 2005, a copy of which is attached to this Report as Exhibit 99 and is furnished herewith.



ITEM  9.01     FINANCIAL STATEMENTS AND EXHIBITS
------------------------------------------------

        (a)    Not applicable


        (b)    Not applicable


        (c)    The following exhibit is filed herewith:


               Exhibit 99  Press Release dated January 31, 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        1st STATE BANCORP, INC.



Date: January 31, 2005                  By:/s/ James C. McGill
                                           -------------------------------------
                                           James C. McGill
                                           President and Chief Executive Officer